                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 1998 included in Public Service Company of New Mexico's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                         /s/ ARTHUR ANDERSEN LLP

Albuquerque, New Mexico
May 21, 1998